STOCK PURCHASE AGREEMENT


                  THIS AGREEMENT is made this 8th day of December, 1995, by and between Photon Technology International, Inc., a California corporation (the "Company"), and ML Technology Ventures, LP (the "Purchaser").

                  WHEREAS, the Company and Purchaser have entered into that certain Purchase Agreement (the "Purchase Agreement") of even date herewith regarding the clarification of certain agreements and obligations between Company and Purchaser (as more fully described in the Purchase Agreement); and

                  WHEREAS, the Purchase Agreement contemplates that the Company and Purchaser shall terminate certain agreements (the "Initial Agreements") and the rights and obligations contained therein, and enter into this Agreement.

  NOW THEREFORE, IT IS HEREBY AGREED:

                  1. Sale of Stock. Subject to the terms hereof, the Purchaser hereby receives, and the Company hereby delivers to the Purchaser, 1,000,000 shares of the Company's common stock (the "Stock"), subject to Section 4 hereof, in consideration for termination of all such terms, rights and obligations of the Initial Agreements.

                  2. Payment for Technology and Joint Venture Interest. Purchaser acknowledges that the issuance of the Company's common stock pursuant to this Agreement shall constitute payment in full of the Company's indebtedness to Purchaser for the Technology and Joint Venture interest.

                  3. Issuance of Shares. Upon execution of this Agreement, the Company shall issue a duly executed certificate evidencing the Stock in the name of Purchaser.

                  4. Right of First Offer. Before any shares of Stock registered in the name of Purchaser may be sold or transferred (including transfer by operation of law or other involuntary transfer) such shares shall first be offered to the Company in the following manner:

                  (a) The Purchaser or its transferee shall deliver a notice as provided in subsection 8(a) ("Notice") to the principal business office of the Company stating (i) his, her or its bona fide intention to sell or transfer such shares, (ii) the number of such shares to be sold or transferred, (iii) the price and terms, if any, for which he, she or it proposes to sell or transfer such shares, and (iv) the name and address of the proposed purchaser or transferee and that such purchaser or transferee is committed to acquire the stated number of shares on the stated price and terms.

                  (b) The Company shall have the right at any time within thirty
(30) days of receipt of the Notice to purchase some or all of the shares to which the Notice refers at the price per share specified in the Notice, or if no price is specified therein, at the fair market value thereof as determined by the Board of Directors in good faith. Said right shall be exercised by written notice signed by an officer of the Company and delivered or mailed as provided in subsection 8(a), which notice shall specify the time, place and date for settlement of such purchase.

                  (c) In the event the Company does not, for any reason, exercise its right pursuant hereto the Company may assign such right, provided such right shall not extend beyond such thirty-day period. If exercised by the assignee pursuant hereto, the right to purchase shall be exercised by written notice signed by the exercising assignee and delivered or mailed as provided in subsection 8(a), which notice shall specify the time, place and date for settlement of such purchase. Purchaser shall sell to the Company or such assignees the number of shares that either of them elect to purchase, such sale to be consummated within thirty (30) days after the date of the Notice.

                  (d) If some or all of the shares to which the Notice refers are not purchased, as provided in subsections 4(b) and 4(c) hereof, the Purchaser may sell such shares to the person named in the Notice at the price and terms specified in the Notice, provided that such sale or transfer is consummated within thirty (30) days of the date of said Notice to the Company, and provided, further, that any such sale is in accordance with all the terms and conditions hereof If Purchaser does not consummate the sale or transfer within such thirty-day period, the right provided hereby shall be deemed to be revived with respect to such shares and no sale or transfer shall be effected without first offering the shares in accordance herewith.

                  (e) Notwithstanding the above, neither the Company nor the assignees of the Company shall have any right under this Section 4 at any time subsequent to the closing of a bona fide, firm commitment underwritten public offering of the common stock of the Company pursuant to a Registration Statement declared effective under the Securities Act of 1933, as amended (the "Act").

                  5. "Market Stand-Off" Agreement. Purchaser hereby agrees that, the underwriter or underwriters of common stock (or other securities) of the Company, following the effective date of a registration statement of the Company filed under the Act, Purchaser shall not, to the extent requested by the Company and such underwriter, directly or indirectly, sell, offer or contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company at any time during such period except common stock included in such registration, provided, however, that (a) such agreement shall be applicable only to the first such registration statement of the Company which covers common stock (or other securities) to be sold on its behalf to the public in an underwritten offering and (b) all officers and directors of the Company holding securities of the Company enter into similar agreements.

                  In order to enforce the foregoing covenant, the Company may impose stoptransfer instructions with respect to common stock held by Purchaser until the end of such period.

  6. Registration Rights.

                  (a) Definitions. As used in this Agreement the following terms shall have the following respective meanings:

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Holder" means any person owing of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 6(e) ("Assignment of Registration Rights") hereof.

                  "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration of ordering of effectiveness of such registration statement or document.

                  "Registrable Securities" means (i) Common Stock of the Company issued or issuable pursuant to this Agreement; and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferror's rights under this Section 6 are not assigned.

                  "Registrable Securities then outstanding" shall be the number of shares determined by calculating the total number of shares of the Company's Common Stock that are Registrable Securities and either (1) are then issued and outstanding or (2) are issuable pursuant to the then exercisable or convertible securities.

                  "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Section 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed Ten Thousand Dollars ($10,000) of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale.

                  "SEC" or "Commission" means the Securities and Exchange Commission.

                  (b) Piggyback Rights. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Securities Act in connection with a public offering of such securities solely for cash (other than a registration relating solely to the sale of Securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities or an SEC Rule 145 transaction), the Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to the filing of any such registration and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent such registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                      (i) Underwriting. If the registration statement under which the Company gives notice under this Section 6 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and third, to any shareholder of the Company (other than a Holder) on a pro rata basis. No such reduction shall reduce the securities being offered by the Company for its own account to be included in the registration and underwriting, and in no event shall the amount of securities of the selling Holders included in the registration be reduced below twenty-five percent (25%) of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling shareholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence. In no event will shares of any other selling shareholder be included in such registration which would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than sixty-six and two-thirds (66 2/3%) of the Registrable Securities to be sold in the offering.

                      (ii) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 6 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with subparagraph 6(c)(iii) hereof

                      (iii) Expenses of Registration. All Registration Expenses incurred in connection with any registration under this Section 6 shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holder of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested.

                  (c) Obligations of the Company.  Whenever  required under this
Section 6 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                      (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days.

                      (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                      (iii) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                      (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                      (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                      (vi) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (d) Indemnification. In the event any Registrable Securities are included in a registration statement hereunder:

                      (i) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement' and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 6 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

                      (ii) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors and its officers, and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 6(d) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 6~d) exceed the proceeds from the offering received by such Holder.

                      (iii) Promptly after receipt by an indemnified party under this Section 6(d) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6(d), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6(d), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6(d).

                      (iv) If the indemnification provided for in this Section 6(d) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the proceeds from the offering received by such Holder.

                  (e) Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 6 may be assigned by a Holder to a transferee or assignee of Registrable Securities which acquires at least five hundred thousand (500,000) shares of Registrable Securities (as adjusted for stock splits and combinations); provided, however,
(A) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (B) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

                  (f) Amendment of  Registration  Rights.  Any provision of this
Section 6 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 6(f) shall be binding upon each Holder and the Company. By acceptance of any benefits under this Section 6 Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

                  (g) Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

                      (i) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

                      (ii) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act;

                      (iii) So long as Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

                  (h) Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 6.

                  7. Representations and Warranties of Purchaser.

                  (a) Limitations on Disposition. Purchaser agrees that in no event will it make a disposition of any of the Stock, unless and until (a) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (b) it shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (i) such disposition will not require registration of such Stock under the Act, or (ii) that appropriate action necessary for compliance with the Act has been taken, or
(c) the Company shall have waived, expressly and in writing, its rights under clauses (a) and (b) of this subparagraph. In addition, prior to any disposition of any of the Stock, the Company may require the transferee or assignee to provide in writing investment representations and its agreement to the market stand-off provisions hereof in a form acceptable to the Company.

                  The Company shall not be required (i) to transfer on its books any shares of Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred. Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a shareholder of the Company with respect to the Stock after the issuance, and prior to the repurchase, thereof.

                  (b) Legends. All certificates representing any shares of Stock of the Company subject to the provisions of this Agreement shall have endorsed thereon the following legends:

                      (i) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, OR PURSUANT TO RULE 144 UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT."

                      (ii) "THE SALE OF THE SHARES HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, AND THE ISSUANCE OF SUCH SHARES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SHARES IS EXEMPT FROM QUALIFICATION BY SECTION 25100,25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UNLESS THE SALE IS SO EXEMPT."

                  8. Miscellaneous.

                  (a) Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at his or her address hereinafter shown below his or her signature or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

                  (b) Governing Law. Assignment and Enforcement. This Agreement is governed by the internal laws of New Jersey and shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser and its successors and assigns. The prevailing party in any action to enforce this Agreement shall be entitled to attorneys' fees and costs. The parties agree that damages are not an adequate remedy for Purchaser's breach hereof and the Company shall accordingly be entitled to specific performance of this Agreement.

                  (c) Amendments and Waivers. This Agreement represents the entire understanding of the parties with respect to the subject matter hereof and supersedes all previous understandings, written or oral. This Agreement may only be amended with the written consent of the parties hereto and the Company's assignees pursuant to subsection 4 hereof, or the successors or assigns of the foregoing, and no oral waiver or amendment shall be effective under any circumstances whatsoever.

                               PURCHASE AGREEMENT


         THIS PURCHASE AGREEMENT (the "Agreement"), is made and entered into as of this 8th day of December 1995, by and between PHOTON TECHNOLOGY INTERNATIONAL, INC., a New Jersey corporation ("Photon"), and ML TECHNOLOGY VENTURES, L.P., a Delaware limited partnership ("MLTV").


                                    RECITALS

         A. Photon and MLTV are parties to that certain Master Agreement (the "Master Agreement") dated April 6, 1987.

         B. Photon and MLTV have entered into that certain Technology Agreement (the "Technology Agreement") dated April 6, 1987.

         C. Photon and MLTV have entered into that certain Development Agreement (the "Development Agreement") dated April 6, 1987.

         D. Photon and MLTV have entered into that certain Joint Venture and Purchase Option Agreement (the "Joint Venture Agreement") dated April 6, 1987 regarding the purchase by Photon of certain Technology, as hereinafter defined and MLTV's interest in the joint venture formed pursuant to the Joint Venture Agreement. The purchase option granted by MLTV to Photon under the Joint Venture Agreement (the "Purchase Option") was exercised by Photon effective March 20, 1990.

         E. Photon and MLTV have entered into that certain Purchase Agreement (the "Purchase Agreement") dated April 6, 1987. The Purchase Agreement, the Master Agreement, the Technology Agreement, the Development Agreement and the Joint Venture Agreement are hereinafter collectively referred to as the "Initial Agreements."

         F. Photon is the maker of that certain Secured 13% Subordinated Note (the "Note") dated May 7, 1991, payable to MLTV in the original principal amount of Five Hundred Thousand Dollars ($500,000.00).

         G. The parties desire to enter into this Agreement to supplement and clarify certain provisions of the Initial Agreements and to terminate the Note and provide for an alternative payment arrangement all in accordance with the terms and conditions hereinafter set forth.

         NOW,THEREFORE, in consideration of the foregoing Recitals and the mutual covenants and agreements contained in this Agreement, the parties agree as follows:

         1. Rules of Construction. This Agreement shall be construed in accordance with the following rules of construction: (a) the terms defined in this Agreement include the plural as well as the singular; (b) all references in this Agreement to designated Sections and other Subdivisions are to the designated Sections and other Subdivisions of the body of this Agreement unless otherwise stated herein; (c) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms; (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other Subdivision; (e) the words "includes" and "including" are not limiting; and (f) the terms hereof reflect extensive negotiations among the parties, and for purposes of construction and interpretation all parties equally shall be deemed to have drafted this Agreement.

         2. Status as Definitive Agreement. Upon execution by all parties hereto the terms of this Agreement to the extent such terms conflict with or differ from the terms of the Initial Agreements, shall modify and supersede certain terms of the Initial Agreements and such terms of the Initial Agreements shall be of no further force or effect.

         3. Purchase of Technology and Joint Venture Interest. In settlement of any and all of its prior obligations under the Joint Venture Agreement, MLTV hereby agrees to sell, transfer, assign and deliver to Photon, on the Closing Date, as defined below, the technology and other rights set forth on Exhibit A attached hereto and incorporated herein by this reference (the "Technology"). The purchase price for the Technology and the Joint Venture interest shall be One Million (1,000,000) shares (the "Shares") of authorized common stock of Photon (the "Purchase Price"). Said Purchase Price shall be delivered to MLTV by Photon on the Closing Date pursuant to the terms of a Stock Purchase Agreement in the form of Exhibit B, attached hereto and incorporated herein by this reference (the "Stock Purchase Agreement").

         4. Settlement of Outstanding Note Balance. In consideration of this Agreement Photon agrees to pay MLTV the sum of Seven Hundred Seventy Thousand Seven Hundred Sixty-One Dollars ($770,761.00) (the "Subordinated Debt Amount"). The Subordinated Debt Amount shall be paid as follows: (i) Twenty Thousand Dollars ($20,000.00) per month for a period of twenty-four (24) months, with the first such payment to be made at the Closing and subsequent payments to be made on the first day of each month thereafter, with the final payment of Two Hundred Ninety Thousand Seven Hundred Sixty-One Dollars ($290,761.00), together with any and all other sums due under the Note, to be made at the end of such twenty-four
(24) month period. Photon's obligations to make such payments shall be evidenced by a subordinated secured promissory note (the "Second Note") delivered by Photon to MLTV at the Closing, in substantially the form of Exhibit C attached hereto and incorporated herein by this reference and the Security Agreement in the form of Exhibit D attached hereto and incorporated herein by this reference (the "Security Agreement"). If (a) Photon shall have failed to make a monthly payment under the Second Note or (b) any other Event of Default (as such term is defined in the Second Note) shall have occurred and such Event of Default is not cured within thirty (30) calendar days, such late payment shall bear interest at the rate of twelve percent (12%) per annum, until such payment is paid in full.

         5. Voting Agreement. As a condition to the execution of this Agreement by MLTV, Photon shall cause Charles G. Marianik to execute a Voting Agreement in the form of Exhibit E attached hereto and incorporated herein by this reference (the "Voting Agreement").

         6. Closing. Subject to the terms and conditions of this Agreement the closing of the transactions contemplated herein (the "Closing") shall take place at the Palo Alto offices of Brobeck, Phleger & Harrison on December 8. 1995 (the "Closing Date") or at such other location, time or date as may be agreed to in writing by the parties hereto.

         7. Deliveries at Closing.

            7.1. Obligations of Photon. At the Closing,  Photon shall deliver to
                 MLTV:

                 (a) a duly executed Second Note in the form of Exhibit C;

                 (b) a duly  executed  Security Agreement in the form of Exhibit
                     D;

                 (c) a duly  executed  Stock  Purchase  Agreement in the form of
                     Exhibit B;

                 (d) a certificate representing the Shares; and

                 (e) an  Officer's  Certificate   certifying  that  all  of  the
                     representations and warranties of Photon herein are true and correct as of the Closing and that all of the conditions of this Agreement have been met or performed in full.

            7.2. Obligations  of MLTV.  At the  Closing,  MLTV shall  deliver to
                 Photon:

                 (a) a duly  executed  Stock  Purchase  Agreement in the form of
                     Exhibit B;

                 (b) a duly executed Voting Agreement in the form of Exhibit E;

                 (c) the Technology;

                 (d) a duly executed Second Note in the form of Exhibit C;

                 (e) the Note;

                 (f) evidence of limited partnership interest, if any; and

                 (g) an  Officer's  Certificate   certifying  that  all  of  the
                     representations and warranties of MLTV herein are true and correct as of the Closing and that all of the conditions of this Agreement have been met or performed in full.

         8. Confidential Treatment. Subject to the requirements of law, each party hereto agrees to keep the terms and conditions of this Agreement confidential; provided, however, that any party may disclose the terms and conditions of this Agreement to its attorneys, accountants, auditors, insurance carriers or other representatives on a need to know basis, and provided further that the disclosing party shall cause each person to whom such disclosure is made to be informed of and to agree to be bound by this confidentiality provision. The foregoing provisions of this Section 8 shall not apply to such information in the event that (i) such information becomes generally known to the public other than as a result of an impermissible disclosure by any person bound hereunder, (ii) to the extent that the disclosure is required by law, statute, rule or regulation, or any writ or order of any court or jurisdiction process or pursuant to any direction, request or requirement (whether or not having the force of law but if not having the force of law being of a type with which institutional investors in the relevant jurisdiction are accustomed to comply) of any selfregulating organization or any governmental, fiscal, monetary or other authority, or (iii) to the extent that either party needs to disclose such information for the protection of any of such parties' rights or interests against the other party, whether under this Agreement or otherwise.

         9. Representations and Warranties.

            9.1. By Each Party. Each party hereto represents and warrants to each other party hereto as follows:

                 9.1.1. Authority and Enforceability. Such party has the requisite legal right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement, the Second Note, the Voting Agreement, the Stock Purchase Agreement and the Security Agreement have been duly and validly executed by such party and, upon delivery, will constitute valid and binding agreements of each such party, enforceable in accordance with their terms, subject as to enforceability to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights from time to time in effect, and subject to general principles of equity.

            9.2. Representations of MLTV.

                 9.2.1. Authority. Approvals and Consents. MLTV has all requisite corporate right, power and authority to execute and deliver this Agreement, the Voting Agreement in the form attached hereto as Exhibit E, the Stock Purchase Agreement attached hereto as Exhibit B, the Second Note attached hereto as Exhibit C, and Security Agreement attached hereto as Exhibit D, and to consummate the transactions contemplated hereby. This Agreement, the Voting Agreement, the Stock Purchase Agreement, the Promissory Note, and the Security Agreement, have been duly and validly executed by MLTV and, upon delivery by MLTV, will constitute valid and binding agreements of MLTV, enforceable against MLTV in accordance with their terms, subject as to enforceability to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditor's rights from time to time in effect and subject to general equity principles.

                 9.2.2. Title to Assets. MLTV represents and warrants to Photon that it has good and valid title to the Technology free and clear of all pledges, liens, charges, encumbrances, defects, security interests, claims, options and instruments of every kind and that the authorization of no other person or entity is required in order to consummate the transactions contemplated herein by virtue of any such person having an equitable and beneficial interest in the Technology.

                 9.2.3. Application of Securities Laws.

                        (a) MLTV hereby acknowledges that the Shares will not be registered under the Securities Act or any state securities laws and, therefore, may not be sold by MLTV except pursuant to an effective registration statement under the Securities Act or an exemption from registration thereunder and pursuant to registration or qualification under any applicable state securities law or exemption therefrom. MLTV represents and warrants to Photon that (i) in acquiring the Shares it will be acting solely for its own account, for investment purposes only and not with a view to the distribution of the Shares, and (ii) that it (A) is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act and/or (B) with its purchaser representative, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in Photon pursuant to this Agreement. MLTV acknowledges that it is able to weigh for itself the risk of the transactions contemplated by this Agreement and has the ability to bear the economic risks of its investment pursuant to this Agreement. MLTV represents and warrants to Photon that it understands that the securities being purchased hereunder are restricted securities within the meaning of Rule 144 under the Securities Act; that such securities are not registered and must be held indefinitely unless they are subsequently registered or an exemption from such registration is available; that, in any event, the exemption from registration under Rule 144 will not be available for at least two years, and even then will not be available unless (i) a public trading market then exists for the Shares, (ii) adequate information concerning Photon is then available to the public, and (iii) other terms and conditions of Rule 144 are complied with; and that any sale of such securities may be made by MLTV only in accordance with such terms and conditions.

                        (b) The certificates representing the Shares shall have stamped, typed or printed thereon the following legend (in addition to any legend required by applicable state securities law in the opinion of Photon's legal counsel):

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND SCOPE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                 9.2.4. Residence Or MLTV. MLTV is not, for United States federal income tax purposes, a foreign corporation, a non-resident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a nonresident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

            9.3. Representations of Photon.

                 9.3.1. Organization, Good Standing and Qualification. Photon is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey. Photon has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, the Voting Agreement in the form attached hereto as Exhibit E, the Stock Purchase Agreement attached hereto as Exhibit B, the Second Note attached hereto as Exhibit C, and Security Agreement attached hereto as Exhibit D, to issue and sell the Shares issuable pursuant to the Stock Purchase Agreement as provided hereunder, and to carry out the provisions of this Agreement, the Voting Agreement, the Stock Purchase Agreement, the Second Note and the Security agreement, and to carry on its business as presently conducted and as presently proposed to be conducted. Photon is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on Photon or its business. Photon owns no equity securities of any other corporation, limited partnership or similar entity. Except with respect to the Initial Agreements, Photon is not a participant in any joint venture, partnership or similar arrangement.

                 9.3.2. Capitalization; Voting Rights. The authorized capital stock of Photon, immediately prior to the Closing, will consist of 10,000,000 shares of Common Stock, 2,627,200 shares of which are issued and outstanding. All issued and outstanding shares of Photon's Common Stock (i) have been duly authorized and validly issued, (ii) are fully paid and nonassessable, and (iii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities. Except as may be granted pursuant to the Voting Agreement, the Security agreement and the Stock Purchase Agreement (collectively, the "Related Agreements"), there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or shareholder agreements, or agreements of any kind for the purchase or acquisition from Photon of any of its securities. When issued in compliance with the provisions of this Agreement and Photon's Articles of Incorporation, the Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

         10. Miscellaneous.

             10.1. Notices. All notices, requests, claims, demands and other communications to any party hereunder shall be in writing and shall be given to such party, addressed to such party at such party's address or telecopier number set forth below, or at such other address or telecopier number as such party hereafter may specify for the purpose of notice, by notice given in accordance with this Section 10 to the other parties. Each such notice, request, claim, demand or other communication shall be effective (a) if given by telecopier when such telecopy is transmitted to the telecopier number specified below, (b) if given by mail five (5) days after the same is deposited as registered or certified mail in the United States mail, postage prepaid and addressed as provided herein, or (c) if given by any other means when delivered at the address specified below. In addition, any communication given by telecopier shall be confirmed by writing deposited in the United States mail in the manner provided above. Notices hereunder shall be given to the parties at the following addresses:

           If to Photon:

                    Photon Technology International, Inc.
                    Princeton Corporate Plaza
                    1 Deerpark Drive, Suite F
                    South Brunswick, NJ 08852
                    Attention: Mr. William Looney
                    Telecopier: (908) 329-9069

           With a copy to:

                    Brobeck, Phleger & Harrison
                    Two Embarcadero Place
                    2200 Geng Road
                    Palo Alto, CA 94303-0913
                    Telephone: (415) 424-0160
                    Attention: J. Stephan Dolezalek, Esq.
                    Telecopier: (415) 496-2736

           If to MLTV:

                    ML Technology Ventures, L P.
                    Merrill Lynch World Headquarters
                    World Financial Center
                    North Tower, 18th Floor
                    New York, New York 10291-1318
                    Attention:
                    Telecopier:

           With a copy to:

                    ML Technology Ventures, L.P.
                    3000 Sand Hill Road
                    Building 3, Suite 245
                    Menlo Park, California 94025
                    Attention: Dr. Robert E. Curry
                    Telephone: (415) 854-1550
                    Telecopier: (415) 854-1025

           And a copy to:

                    Cooley Godward Castro Huddelson & Tatum
                    5 Palo Alto Square
                    3000 El Camino Ave.
                    Palo Alto, CA 94306-2155
                    Attention: Deborah A. Marshall, Esq.
                    Telephone: (415) 843-5137
                    Telecopier: (415) 857-0663


             10.2. Entire Agreement. This Agreement, together with the Exhibits attached hereto, contains the entire agreement among the parties hereto with respect to the transactions contemplated hereby, and contains all of the terms and conditions thereof and supersedes all prior agreements and understandings relating to the subject matter hereof No changes or modifications of or additions to this Agreement shall be valid unless the same shall be in writing and signed by each party hereto.

             10.3. Severability. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any one or more of the provisions hereof shall not affect the validity and enforceability of the other provisions hereof

             10.4. Successors and Assigns. This Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective predecessors and successors, past, present and future affiliates, subsidiaries, parent or related entities, joint ventures, sureties, insurers, principals, partners, partnerships, assigns, shareholders, directors, officers, employees, agents, consultants, attorneys, accountants, advisors, executors, administrators, nominees and representatives; provided, however. that no party may assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of each other party hereto which consent may not be unreasonably withheld.

             10.5. Waivers. No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provision of this Agreement, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver of any provision of this Agreement shall be binding on the parties hereto unless it is executed in writing by the party making the waiver.

             10.6. Further Assurances. Following the execution of this Agreement, each party hereto will execute and deliver or cause to be executed and delivered such further documents, and will take such other actions, as any other party hereto reasonably may request to effect the transactions contemplated by this Agreement.

             10.7. No Third Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any third-party beneficiary.

             10.8. Headings. The cover page and Section and Subsection headings used herein are for convenience of reference only, are not a part of this Agreement and are not to affect the construction of, or be taken into consideration in interpreting, any provision of this Agreement.

             10.9. Counterparts. This Agreement may be executed in several counterparts all of which together shall constitute one and the same instrument with the same force and effect as though each of the parties hereto had executed the same document.

             10.10. Governing Law. This Agreement is made and shall be governed by, and construed and enforced in accordance with, the laws of the State of New Jersey, without regard to the conflict of laws principles thereof, as the same apply to agreements executed solely by residents of New Jersey and wholly to be performed within California.

             IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.




                    Photon Technology International, Inc.,
                    a New Jersey corporation




                    By:
                    Name: /s/Charles G. Marianik
                    Its:



                    ML Technology Ventures, LP,
                    a Delaware Limited Partnership





                    By:
                              General Partner

                    By:

                    Its:

                                VOTING AGREEMENT


                  THIS AGREEMENT is made as of December 8, 1995, by and among Photon Technology International, Inc. a New Jersey corporation ("Photon"), Charles G. Marianik ("Marianik") and ML Technology Ventures, L.P., a Delaware limited partnership ("MLTV").

                  WHEREAS, MLTV and Photon have entered into that certain Purchase Agreement, of even date herewith (the "Purchase Agreement");

                  WHEREAS, upon consummation of the transactions contemplated by the Purchase Agreement (the "Transactions") Marianik and MLTV will together hold approximately 2,037,154 shares of Photon's Common Stock; and

                  WHEREAS, in connection with the consummation of the Transactions, and in order to induce MLTV to enter into the Transactions, Photon, Marianik and MLTV have agreed to provide for the future voting of the Photon securities held by Marianik and MLTV, respectively, as set forth below:

                  NOW, THEREFORE, in consideration of the premises contained herein and in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, IT IS HEREBY AGREED AS FOLLOWS:

                  1. Agreement Regarding Vote. The parties hereto each agree to hold all voting securities of Photon registered in their respective names or beneficially owned by them as of the date hereof (collectively, the "Shares"), subject to, and to vote the Shares in accordance with, the provisions of this Agreement. During the term of this Agreement, in the event that it is proposed that Photon and its shareholders effect a transaction or series of related transactions in which more than fifty percent (50%) of Photon voting power of the corporation is disposed of, or in which Photon will be liquidated or dissolved, or in which Photon will sell, convey, or otherwise dispose of or encumber all or substantially all of its property or business or merge into or consolidate with any other corporation (other that a wholly-owned subsidiary corporation or a merger solely to effect a change in domicile), the parties hereto agree that neither party shall vote any of the shares of Photon's voting securities now or hereafter owned by them, whether beneficially or otherwise (the "Shares") in favor of such proposal without first consulting with and obtaining the written consent of the other party.

                  2. Legend.

                     (a) Concurrently with the execution of this Agreement, there shall be imprinted or otherwise placed, on certificates representing the Shares the following restrictive legend (the "Legend"):

            "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A VOTING AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL OF THE PROVISIONS OF SUCH VOTING AGREEMENT. A COPY OF SUCH VOTING AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO PHOTON AT ITS PRINCIPAL PLACE OF BUSINESS."

                     (b) Photon agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance or otherwise), the Legend from any such certificate and will place or cause to be placed the Legend on any new certificate issued to represent Shares theretofore represented by a certificate carrying the Legend.

                  3. Successors in Interest of the Investors. The provisions of this Agreement shall be binding upon the successors in interest of the parties hereto to any of the Shares owned by such parties. Photon shall not permit the transfer of any Shares owned by either party to this Agreement on its books or issue a new certificate representing any such Shares unless and until the person to whom such security is to be transferred shall have executed a written agreement in the form of this Agreement pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person was an original party hereunder.

                  4. Other Rights. Except as provided by this Agreement, MLTV and Marianik, and their successors and assigns, shall exercise the full rights of a shareholder with respect to the Shares.

                  5. Amendments and Waivers. Any term hereof may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of each of the parties hereto. Any amendment or waiver so effected shall be binding upon the parties hereto or their assigns.

                  6. Stock Splits, Stock Dividend, etc. In the event of any stock split, stock dividend, recapitalization, reorganization, or the like, any securities issued with respect to the Shares shall be subject to this Agreement.

                  7. Further Action. If and whenever the Shares are sold, the parties hereto or their personal representatives shall do all things and execute and deliver all documents and make all transfers, and cause any transferee of the Shares to do all things and execute and deliver all documents, as may be reasonable and necessary to consummate such sale consistent with this Agreement.

                  8. Specific Performance. The parties hereto declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his or her or its heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative or assign has an adequate remedy at law, and such person shall not offer any such action or proceeding the claim or defense that such remedy at law exists.

                  9. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manners as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  10. Governing Law. This Agreement shall be governed by and construed under the laws of the State of New Jersey without regard to the conflict of laws provisions thereof, as such laws apply to agreements among New Jersey residents made and to be performed entirely within the State of New Jersey.

                  11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  12. Successors and Assigns. Except as otherwise expressly provided in this Agreement, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.


                                            _________________________________
                                            Charles G. Marianik

                                            ML TECHNOLOGY VENTURES, L.P., a
                                            Delaware Limited Partnership


                                            By:_____________________________
                                                    General Partner

                                            By:_____________________________

                                            Its: ___________________________





By:   ML Technology Ventures, L.P.
      DLJ Capital Management Corporation        PHOTON TECHNOLOGY INTERNATIONAL,
          its Sub-Manager                       INC., a New Jersey corporation

By:   /s/Robert F. Curry                        By: ____________________________
      ----------------------------------
      Authorized Officer
                                                Its: ___________________________